                                                               October 21, 1999





TO THE SHAREHOLDER:

The Fund ended the quarter September 30, 1999 with a Net Asset Value of $20.51 per share. This represents a 7.6% decrease from $22.20 per share at the end of the March 31, 1999 Fiscal Year and an 8.6% decrease from $22.45 per share at December 31, 1998. On September 30, 1999, the Fund's closing stock price on the New York Stock Exchange was $17.50 per share, representing a 14.7% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------


                                 10 Years        5 Years        2 Years        1 Year        Quarter
                                to 9/30/99     to 9/30/99     to 9/30/99     to 9/30/99     to 9/30/99
-------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)               127.10%        42.14%         6.63%            -4.87%        -1.33%

Average of 18 Other
 Closed-End Bond Funds(2)       126.12%        43.29%         8.81%            -0.64%         0.18%

Salomon Bros. Bond Index(3)     132.83%        52.41%         8.09%            -5.91%        -0.47%

(1) - This is historical information and should not be construed as indicative of any likely future performance.

(2) - Source: Lipper Inc.

(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.


Long-term U.S. bond yields have risen for most of the first nine months of 1999. The benchmark U.S. Treasury 30-year bond began the year at 5.09% and rose to a peak of 6.28% in August before declining to 6.05% at September 30th. In recent days, that yield has risen to a new peak of 6.36%. The price of the Funds largest Treasury holding, 7.875% bonds due 2/15/21, fell 11.7% for the nine-month period and 6.1% since the end of the March 31, 1999 Fiscal Year.

Bond yields rose as the Federal Reserve Bank has twice increased short-term interest rates in response to accelerating economic growth. The strength of the U.S. economy has been further buoyed by an economic rebound around the world, most notably in Asia, which had seen a very difficult 1998 following the expansion of the currency crises in 1997. During its October meeting, the Fed's policy-making Board chose to leave rates unchanged, but adopted a bias toward further increases. Continued strength in the domestic employment market and a modest pickup in inflation indicators are cited as the primary reasons for the vigilant stance. The corporate bond market has seen additional pressure from an exceedingly large calendar of new issues as corporate treasurers have sought to lock-in financing costs ahead of both the Federal Reserve's increases in rates and any potential market disruptions due to Y2K concerns. This has resulted in wider yield spreads and underperformance from the corporate bond holdings in the Fund.

Looking past the Fourth Quarter, we expect the Federal Reserve to keep its attention focused on the potential for any inflation and to act to raise rates in anticipation if it believes that would be necessary. We also believe that the wide yield spreads on corporate bonds that have resulted from supply will tighten up in the new year. This will benefit the fund's holdings as yield spreads tighten.

The table below updates the portfolio quality of the Fund's assets compared to the end of recent quarter end and two prior fiscal years:


--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------

                           U.S.
                        Treasuries,
                        Agencies &                                                        B and        Not
    Period Ended         AAA Rated        AA           A           BBB          BB        Lower       Rated
--------------------   ------------   ---------   ----------   ----------   ---------   ---------   ---------
September 30, 1999     15.4%          3.4%        28.8%        46.9%        4.8%        0.3%        0.3%
June 30, 1999          17.4%          3.3%        28.4%        45.3%        5.3%        0.3%        0.3%
March 31, 1999         16.9%          3.4%        29.2%        44.6%        5.3%        0.3%        0.3%
March 31, 1998         19.9%          0.0%        31.9%        44.0%        3.0%        0.9%        0.3%

On September 16, 1999 the Board of Directors declared a dividend payment of $0.3625 per share payable November 9, 1999 to shareholders of record on September 30, 1999. Also, approved at this meeting were new pricing procedures for the Fund which may be found on Page 8 of this financial report under Note 1, A.

The Fund's shares have traded on the New York Stock Exchange at a wider discount to Net Asset Value per share than has been typical compared to the last few years. The Fund's assets have declined less in value (8.6%) than the prices on long-term Treasury bonds (11.7%), yet the stock price of the Fund has declined more (15.4%) than either bond prices or the value of the underlying assets since December 31, 1998.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by purchasing shares at the lower of NAV or market price.

This means that the reinvestment is at New Asset Value when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact Equiserve, First Chicago Trust Division, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.


                                         Sincerely,

                                         /s/ John H. Donaldson
                                         ------------------------
                                         John H. Donaldson, CFA
                                         President

SCHEDULE OF NET ASSETS                                        September 30, 1999
(Unaudited)



                                                                      Moody's/
                                                                     Standard &
                                                                       Poor's       Principal      Identified Cost        Value
                                                                       Rating     Amount (000's)       (Note 2)         (Note 1)
                                                                    -----------  ----------------  ----------------  --------------
                                                                                                   C>
LONG TERM DEBT SECURITIES (97.43%)

ELECTRIC UTILITIES (9.57%)                                                                           $    249,845     $    235,625
Calpine Corp., 7.75%, 4/15/09 ....................................     Ba2/BB         $  250            1,662,876        1,868,855
Cleveland Electric Illum., 1st Mtge, 9.00%, 7/1/23 ...............    Ba1/BB+          1,800            1,000,000          927,425
CMS Energy Corp., 7.5%, 1/15/09 ..................................     Ba3/BB          1,000            1,475,994        1,662,499
Hydro-Quebec Debs, 8.25%, 4/15/26 ................................     A2/A+           1,550              500,000          441,869
Midamerican Funding LLC, 6.927%, 3/1/29, 144A ....................   Baa1/BBB+           500            1,028,220        1,041,827
Niagra Mowhawk Power Co., 1st Mtge, 8.75%, 4/1/22 ................   Baa2/BBB+         1,000            1,090,000        1,032,005
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ................    Baa3/BBB         1,000         ------------     ------------
                                                                                                        7,006,935        7,210,105
                                                                                                     ------------     ------------
FINANCIAL (17.63%)
Chrysler Financial Corp., Debs, 12.75%, 11/1/99 ..................     A1/A+           1,000            1,090,125        1,005,154
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ........     Aa3/A           2,000            2,012,070        1,931,734
EOP Operating LP, Notes, 7.25%, 02/15/18 .........................   Baa1/BBB+         1,000              991,900          882,814
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ...............    A1/BBB+          2,000            1,993,370        1,979,788
HSBC America Capital II, 8.38%, 5/15/27, 144A ....................    A2/BBB+          2,500            2,570,605        2,420,975
Liberty Property Trust, 7.5%, 01/15/18 ...........................   Baa3/BBB-         1,000              998,430          887,111
Penn Central Corp., Sub Notes, 10.625%, 04/15/00 .................    Baa3/BBB         1,000            1,150,640        1,018,715
Penn Central Corp., Sub Notes, 10.875%, 05/1/11 ..................    Baa3/BBB         1,500            1,634,965        1,842,828
Spieker Properties, 7.875%, 12/01/16 .............................    Baa2/BBB         1,000            1,001,830          948,015
West Deutsche LB, NY, 6.05%, 01/15/09 ............................    Aa1/AA+            400              398,988          365,967
                                                                                                     ------------     ------------
                                                                                                       13,842,923       13,283,101
                                                                                                     ------------     ------------
INDUSTRIAL & MISCELLANEOUS (36.97%)
Apache Corp., 7.7%, 3/15/26 ......................................   Baa1/BBB+           500              525,280          493,050
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 .........     B1/B+             250              255,625          215,000
Dell Computer Corp., Sr. Debs, 7.10%, 04/15/28 ...................   Baa1/BBB+         1,500            1,503,520        1,389,743
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 ...................   Baa2/BBB-         1,000            1,059,240        1,059,857
Harcourt General Inc., Sr. Debs, 8.875%, 06/01/22 ................    Baa2/BBB         2,000            2,157,020        2,115,366
Harcourt General Inc., Debs, 7.300%, 08/01/97 ....................    Baa2/BBB         1,500            1,488,886        1,244,903
K N Energy Inc., Debs., 8.75%, 10/15/24 ..........................   Baa2/BBB-         1,150            1,263,799        1,138,500
News America Holdings Inc., Gtd. Sr. Debs, 10.125%, 10/15/12 .....   Baa3/BBB-         2,050            2,163,503        2,257,716
News America Holdings Inc., Notes, 7.90%, 12/01/95 ...............   Baa3/BBB-         1,400            1,298,624        1,282,102
Owens Corning, 7.7%, 05/1/08 .....................................   Baa3/BBB-           500              482,889          486,381
Phillip Morris Co., Inc, Debs., 7.75% 01/15/27 ...................      A2/A           3,000            3,007,020        2,921,577
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 .............    Baa1/A-          2,000            1,990,780        1,857,568
Texaco Capital Inc., Gtd. Debs., 7.5% 03/01/43 ...................     A1/A+           2,000            1,977,920        1,936,920
Time Warner Inc., Debs., 9.15%, 02/01/23 .........................    Baa3/BBB         3,000            3,159,700        3,448,257
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 .............     Ba1/BB            500              498,875          492,752
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ............................    Baa1/BBB           303              320,893          347,178
Union Camp Corp., 9.25%, 02/01/11 ................................    A3/BBB+          1,500            1,486,305        1,691,462
Union Pacific Resources Co., 7.00%, 10/15/06 .....................   Baa3/BBB-           750              728,985          721,052
Western Atlas Inc., Debs., 8.55%, 06/15/24 .......................      A2/A           2,539            2,651,998        2,752,789
                                                                                                     ------------     ------------
                                                                                                       28,020,862       27,852,173
                                                                                                     ------------     ------------
TELEPHONE & COMMUNICATIONS (9.23%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ..............    Baa3/BBB         1,000            1,120,000        1,108,864
New York Telephone, 9.375%, 07/15/31 .............................     A2/A+           1,250            1,426,113        1,367,486
Sprint Capital Corp., 6.875%, 11/15/28 ...........................   Baa1/BBB+         1,000              992,220          911,765
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 .............     A2/AA-          2,000            1,991,940        2,166,690
Worldcom, Inc., 6.95%, 08/15/28 ..................................     A3/A-           1,500            1,485,975        1,395,648
                                                                                                     ------------     ------------
                                                                                                        7,016,248        6,950,453
                                                                                                     ------------     ------------

SCHEDULE OF NET ASSETS--continued                             September 30, 1999
(Unaudited)



                                                             Moody's/
                                                            Standard &
                                                              Poor's        Principal      Identified Cost       Value
                                                              Rating     Amount (000's)        (Note 2)         (Note 1)
                                                           -----------  ----------------  -----------------  -------------
TRANSPORTATION (8.96%)
AMR Corp., Debs., 10.00%, 04/15/21 ......................   Baa2/BBB-           2,000       $   2,148,940     $ 2,335,154
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ........     A1/A+             1,000           1,000,000       1,496,284
Ford Holdings, Inc., Gtd. Debs., 9.375%, 03/01/20 .......      A1/A             1,000           1,117,790       1,193,842
Ford Motor Co., Debs., 8.90%, 01/15/32 ..................      A1/A             1,500           1,480,350       1,725,053
                                                                                            -------------     -----------
                                                                                                5,747,080       6,750,333
                                                                                            -------------     -----------
MORTGAGE BACKED SECURITIES (3.52%)
FNMA Pool #313411, 7.60%, 03/01/04 ......................     NR/NR               737             745,206         740,077
GNMA Pool #780374, 7.5%, 12/15/23 .......................     NR/NR               499             495,269         502,917
GNMA Pool #417239, 7.00%, 02/15/26 ......................     NR/NR             1,431           1,452,035       1,406,207
                                                                                            -------------     -----------
                                                                                                2,692,510       2,649,201
                                                                                            -------------     -----------
TAXABLE MUNICIPAL BONDS (0.69%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 .....    Aaa/AAA              500             551,875         524,418
                                                                                            -------------     -----------
U.S. GOVERNMENT & AGENCIES (10.86%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ...................     NR/NR             1,600           2,120,750       1,962,501
U.S. Treasury Bonds, 7.875%, 02/15/21 ...................     NR/NR             3,900           4,051,031       4,537,408
U.S. Treasury Bonds, 8.125%, 08/15/21 ...................     NR/NR             1,000           1,016,406       1,194,063
U.S. Treasury Bonds, 6.25%, 08/15/23 ....................     NR/NR               500             548,125         491,875
                                                                                            -------------     -----------
                                                                                                7,736,312       8,185,847
                                                                                            -------------     -----------
TOTAL LONG TERM DEBT SECURITIES .........................                                      72,614,745      73,405,631
                                                                                            -------------     -----------
                                                                            Shares
                                                                            --------
INVESTMENT COMPANIES (2.24%)

High Yield Plus Fund ....................................                      33,333             223,876         241,664
Republic U.S. Govt. M/M Fund ............................                   1,442,139           1,442,139       1,442,139
                                                                                            -------------     -----------
                                                                                                1,666,015       1,683,803
                                                                                            -------------     -----------
TOTAL INVESTMENTS (99.67%) ..............................                                   $  74,280,760*    $75,089,434
                                                                                            =============     ===========
OTHER ASSETS AND LIABILITIES (0.33%) ....................                                                         250,123
                                                                                                              -----------
NET ASSETS (100%) .......................................                                                     $75,339,557
                                                                                                              ===========

* The cost for Federal income tax purposes was $74,332,947. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $3,200,540 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $2,444,053.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 3.8% of net assets.

Legend
Ctfs -- Certificates
Debs -- Debentures
Gtd -- Guaranteed
Sr -- Senior
Sub -- Subordinated




   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
September 30, 1999


Assets:
   Investment in securities at value (identified cost $74,280,760) (Note 1)                  $ 75,089,434
   Cash ....................................................................                          449
   Interest receivable .....................................................                    1,614,253
   Dividends receivable ....................................................                        2,417
   Other assets ............................................................                        4,377
                                                                                             ------------
     TOTAL ASSETS ..........................................................                   76,710,930
                                                                                             ------------
Liabilities:
   Dividends payable .......................................................                    1,331,556
   Due to Advisor ..........................................................                       35,069
   Accrued expenses payable ................................................                        4,748
                                                                                             ------------
     TOTAL LIABILITIES .....................................................                    1,371,373
                                                                                             ------------
Net assets: (equivalent to $20.51 per share based on 3,673,258 shares
 of capital stock outstanding) .............................................                 $ 75,339,557
                                                                                             ============
NET ASSETS consisted of:
   Par value ...............................................................                 $  3,673,258
   Capital paid-in .........................................................                   72,405,142
   Dividends paid in excess of net investment income .......................                   (1,346,306)
   Accumulated net realized loss on investments ............................                     (201,211)
   Net unrealized appreciation on investments ..............................                      808,674
                                                                                             ------------
                                                                                             $ 75,339,557
                                                                                             ============


STATEMENT OF OPERATIONS (unaudited)
For the six months ended September 30, 1999
Investment Income:
   Interest ............................................................                     $  3,027,538
   Dividends ...........................................................                            7,250
                                                                                             ------------
     Total Investment Income ...........................................                        3,034,788
                                                                                             ------------
Expenses:
   Investment advisory fees (Note 4) ...................................    $  221,292
   Transfer agent fees .................................................        23,937
   Insurance ...........................................................           180
   NYSE ................................................................         8,350
   Directors' fees and expenses ........................................        13,603
   Audit fees ..........................................................        12,169
   State and local taxes ...............................................        11,200
   Legal fees and expenses .............................................        12,172
   Reports to shareholders .............................................        10,032
   Custodian fees ......................................................         4,131
   Miscellaneous .......................................................        13,174
                                                                            ----------
     Total Expenses ....................................................                          330,240
                                                                                             ------------
        Net Investment Income ..........................................                        2,704,548
                                                                                             ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ........................                         (149,024)
                                                                                             ------------
   Unrealized appreciation of investments:
     Beginning of period ...............................................     5,525,189
     End of period .....................................................       808,674
                                                                            ----------
        Change in unrealized appreciation of investments ...............                       (4,716,515)
                                                                                             ------------
          Net realized and unrealized loss on investments ..............                       (4,865,539)
                                                                                             ------------
          Net decrease in net assets resulting from operations .........                     $ (2,160,991)
                                                                                             ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Six Months Ended
                                                                                          September 30, 1999      Year Ended
                                                                                              (unaudited)       March 31, 1999
                                                                                         --------------------  ---------------
Increase (Decrease) in net assets:
Operations:
 Net investment income ................................................................      $  2,704,548       $  5,560,689
 Net realized gain (loss) from security transactions (Note 2) .........................          (149,024)           340,192
 Change in unrealized appreciation of investments .....................................        (4,716,515)        (1,825,507)
                                                                                             ------------       ------------
 Net increase (decrease) in net assets resulting from operations ......................        (2,160,991)         4,075,374
                                                                                             ------------       ------------
Dividends to shareholders from net investment income ..................................        (2,704,548)        (5,472,586)
Dividends to shareholders in excess of net investment income ..........................        (1,354,402)                --
Distributions to shareholders from net realized gain ..................................                --           (422,993)
                                                                                             ------------       ------------
                                                                                               (4,058,950)        (5,895,579)
                                                                                             ------------       ------------
Capital share transactions:
 Net asset value of shares issued to shareholders in reinvestment of dividends from
   net investment income (Note 5) .....................................................                --                 --
                                                                                             ------------       ------------
 Decrease net assets ..................................................................        (6,219,941)        (1,820,205)

Net Assets:
 Beginning of period ..................................................................        81,559,498         83,379,703
                                                                                             ------------       ------------
 End of period ........................................................................      $ 75,339,557       $ 81,559,498
                                                                                             ============       ============


                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
     1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve, First Chicago Trust Division, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, First Chicago Trust Division, P.O. Box
     2500, Jersey City, New Jersey 07303-2500.
--------------------------------------------------------------------------------













   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                         Six Months
                                                            Ended                             Year Ended March 31,
                                                     September 30, 1999  -------------------------------------------------------
                                                         (unaudited)      1999        1998        1997        1996        1995
                                                    --------------------  ----        ----        ----        ----        ----
                                                                       C>
Per Share Operating Performance
Net asset value, beginning of period .............       $   22.20      $  22.70    $  20.61    $  21.15    $  20.64     $  21.45
                                                         ---------      --------    --------    --------    --------     --------
 Net investment income ...........................            0.74          1.52        1.51        1.51        1.58         1.58
 Net realized and unrealized gain (loss) on
   investments ...................................           (1.32)        (0.41)       2.11       (0.49)       0.61        (0.67)
                                                         ---------      --------    --------    --------    --------     --------
Total from investment operations .................           (0.58)         1.11        3.62        1.02        2.19         0.91
                                                         ---------      --------    --------    --------    --------     --------
Less distributions
 Dividends from net investment income ............           (0.74)        (1.48)      (1.51)      (1.51)      (1.58)       (1.58)
 Dividends in excess of net investment income.....           (0.37)         0.00       (0.02)      (0.02)       0.00        (0.01)
 Distributions from net realized gain ............            0.00         (0.13)       0.00        0.00       (0.06)        0.00
 Distributions from tax return of capital ........            0.00          0.00        0.00       (0.03)      (0.04)       (0.13)
                                                         ---------      --------    --------    --------    --------     --------
Total distributions ..............................           (1.11)        (1.61)      (1.53)      (1.56)      (1.68)       (1.72)
                                                         ---------      --------    --------    --------    --------     --------
Net asset value, end of period ...................       $   20.51      $  22.20    $  22.70    $  20.61    $  21.15     $  20.64
                                                         ==========     ========    ========    ========    ========     ========
Per share market price, end of period ............       $   17.50      $  20.69    $  20.81    $  19.75    $  21.25     $  20.13
                                                         ==========     ========    ========    ========    ========     ========
Total Investment Return
 Based on market value ...........................          (10.41)%        7.28%      13.11%       0.28%      13.91%        3.41%

Ratios/Supplemental Data
Net assets, end of period (in 000's) .............       $  75,340      $ 81,559    $ 83,380    $ 75,721    $ 77,581     $ 75,384
 Ratio of expenses to average net assets .........            0.85%*        0.77%       0.85%       0.87%       0.86%        0.86%
 Ratio of net investment income to average net
   assets ........................................            6.92%*        6.70%       6.89%       7.27%       7.37%        7.83%
 Portfolio turnover rate .........................            4.91%        17.89%      18.88%      32.83%      43.25%       35.38%

Number of shares outstanding at the end of
 period (in 000's) ...............................           3,673         3,673       3,673       3,673       3,668        3,653


* Annualized







   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A. Security Valuation -- Effective September 16, 1999, the Fund's Board of Directors authorized the following new pricing procedures for the Fund: In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At September 30, 1999 there were no securities valued by, or under procedures established by the Board of Directors.

   At September 30, 1999, the Fund had invested 36.97% of its portfolio in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.


B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.


C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.


Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions (excluding short-term securities) for the six month period ended September 30, 1999:


                                                                     Proceeds
                                                     Cost of        from Sales
                                                    Purchases      or Maturities
                                                  -------------   --------------
          U.S. Government Securities ..........    $        0       $  403,756
          Other Investment Securities .........    $3,714,860       $4,197,483


Note 3 -- Capital Stock -- At September 30, 1999, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated
Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc. (the "Advisor"), advisory fees are paid monthly to the Investment Advisor at an annual rate of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the period ended September 30, 1999, the Fund issued no shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, First Chicago Trust Division, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
      Contact Your Transfer Agent, Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

================================================================================

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




                 directors
-----------------------------------------

             w. Thacher brown
            John gilray christy
             morris lloyd, jr.
             j. lawrence shane


                 officers
-----------------------------------------

             john h. donaldson
                 President
            anna m. bencrowsky
              Vice President
               and Secretary
             clifford d. corso
              Vice President
                                                               1838

            Investment advisor
-----------------------------------------
                                                   BOND--DEBENTURE TRADING FUND
      1838 investment advisors, inc.              ------------------------------
  five radnor corporate Center, suite 320
            100 matsonford road                   FIVE RADNOR CORPORATE CENTER,
             radnor, pa 19087
                                                             SUITE 320

                 CUSTODIAN                              100 MATSONFORD ROAD
-----------------------------------------
                                                         RADNOR, PA 19087
    Republic National Bank of new york
             452 Fifth Avenue
            New York, NY 10018


              Transfer Agent                            Semi-Annual Report
-----------------------------------------
                                                        September 30, 1999
  Equiserve, First chicago trust division
               p.o. box 2500
        jersey city, nj 07303-2500


                  COUNSEL
-----------------------------------------

            Pepper hamilton llp
           3000 two Logan Square
         eighteenth & arch streets
          Philadelphia, PA 19103


                 AUDITORS
-----------------------------------------

        PricewaterhouseCoopers LLP
        1177 avenue of the americas
            new york, ny 10036